[MIDAS FUNDS GRAPHIC OMITTED]





                         SUPPLEMENT dated July 30, 2001
                  To MIDAS FUNDS Prospectus dated May 1, 2001


     The Boards of Directors of Midas Fund, Midas Investors, Midas Special Equities Fund and Midas U.S. and Overseas Fund have approved and intend to submit for approval by shareholders of Midas Investors and Midas U.S. and Overseas Fund, proposals to merge Midas Investors into Midas Fund and merge Midas U.S. and Overseas Fund into Midas Special Equities Fund pursuant to separate plans of reorganization (the "Reorganizations"). The Reorganizations provide for each shareholder of Midas Investors and Midas U.S. and Overseas Fund to receive shares of Midas Fund and Midas Special Equities Fund, respectively, equal in value to that shareholder's Midas Investors or Midas U.S. and Overseas Fund shares.

     On July 30, 2001 Midas Fund and Midas Special Equities Fund each filed a registration statement with the Securities and Exchange Commission in order to register new shares for issuance to current Midas Investors and Midas U.S. and Overseas Fund shareholders in the Reorganizations. These registration statements include a proxy statement to obtain the approval of Midas Investors and Midas U.S. and Overseas Fund shareholders to the Reorganizations. It is anticipated that shareholders will be asked to vote on the proposal at a meeting to be held in October 2001. If approved by shareholders, it is anticipated that the Reorganizations will be consummated shortly thereafter.

     The Boards of Midas Investors and Midas U.S. and Overseas Fund each believe that the proposed Reorganization of its Fund will benefit shareholders by providing them with a Fund with a compatible investment objective and policies and lower operating expenses.